EXHIBIT 99.2

           Computational Materials prepared by Goldman, Sachs & Co.
               in connection with GSAA Home Equity Trust 2005-7,
                   Asset-Backed Certificates, Series 2005-7



1 month forward curve as of 05/19/05
---------------------------
Date      LIBOR_1MO Vector
================================
 7/25/2005             3.29051           No securities are being offered by these summary materials. If the securities
 8/25/2005             3.50114           described herein or other securities are ultimately offered, they will be
 9/25/2005             3.58351           offered only pursuant to a definitive offering circular, and prospective
10/25/2005             3.67639           investors who consider purchasing any such securities should make their
11/25/2005             3.76240           investment decision based only upon the information provided therein and
12/25/2005             3.80545           consultation with their own advisers. This material is for your private
 1/25/2006             3.92006           information and we are not soliciting any action based upon it. This material
 2/25/2006             3.88294           is not to be construed as an offer to sell or the solicitation of any offer to
 3/25/2006             3.92565           buy any security in any jurisdiction where such an offer or solicitation would
 4/25/2006             3.97340           be illegal. This material is based on information that we consider reliable,
 5/25/2006             4.01252           but we do not represent that it is accurate or complete and it should not be
 6/25/2006             4.03908           relied upon as such. By accepting this material the recipient agrees that it
 7/25/2006             4.06248           will not distribute or provide the material to any other person. The
 8/25/2006             4.08681           information contained in this material may not pertain to any securities that
 9/25/2006             4.11333           will actually be sold. The information contained in this material may be based
10/25/2006             4.14028           on assumptions regarding market conditions and other matters as reflected
11/25/2006             4.16272           therein. We make no representations regarding the reasonableness of such
12/25/2006             4.17411           assumptions or the likelihood that any of such assumptions will coincide with
 1/25/2007             4.24940           actual market conditions or events, and this material should not be relied
 2/25/2007             4.19335           upon for such purposes. We and our affiliates, officers, directors, partners
 3/25/2007             4.20381           and employees, including persons involved in the preparation or issuance of
 4/25/2007             4.21800           this material may, from time to time, have long or short positions in, and buy
 5/25/2007             4.22863           or sell, the securities mentioned herein or derivatives thereof (including
 6/25/2007             4.23409           options). This material may be filed within the Securities and Exchange
 7/25/2007             4.23406           Commission (the "SEC") and incorporated by reference into an effective
 8/25/2007             4.23717           registration statement previously filed with the SEC under Rule 415 of the
 9/25/2007             4.24132           Securities Act of 1933, including in cases where the material does not pertain
10/25/2007             4.24569           to securities that are ultimately offered for sale pursuant to such
11/25/2007             4.25256           registration statement. Information contained in this material is current as
12/25/2007             4.26049           of the date appearing on this material only. Information in this material
 1/25/2008             4.26939           regarding the assets backing any securities discussed herein supersedes all
 2/25/2008             4.28102           prior information regarding such assets. Any information in the material,
 3/25/2008             4.29207           whether regarding the assets backing any securities discussed herein or
 4/25/2008             4.30463           otherwise, will be superseded by the information included in the final
 5/25/2008             4.31891           prospectus for any securities actually sold to you. Goldman Sachs does not
 6/25/2008             4.33449           provide accounting, tax or legal advice. Subject to applicable law, you may
 7/25/2008             4.34884           disclose any and all aspects of any potential transaction or structure
 8/25/2008             4.36430           described herein that are necessary to support any U.S. federal income tax
 9/25/2008             4.37581           benefits, without Goldman Sachs imposing any limitation of any kind.
10/25/2008             4.38779
11/25/2008             4.39973
12/25/2008             4.40929
 1/25/2009             4.41921
 2/25/2009             4.42804
 3/25/2009             4.43483
 4/25/2009             4.44246
 5/25/2009             4.44950
 6/25/2009             4.45597
 7/25/2009             4.46621
 8/25/2009             4.47665
 9/25/2009             4.48548
10/25/2009             4.49410
11/25/2009             4.50267


12/25/2009             4.51021
 1/25/2010             4.51862
 2/25/2010             4.52445
 3/25/2010             4.53013
 4/25/2010             4.53671
 5/25/2010             4.54225
 6/25/2010             4.54752
 7/25/2010             4.55360
 8/25/2010             4.56032
 9/25/2010             4.56712
10/25/2010             4.57459
11/25/2010             4.58093
12/25/2010             4.58844
 1/25/2011             4.59688
 2/25/2011             4.60440
 3/25/2011             4.61164
 4/25/2011             4.62205
 5/25/2011             4.62871
 6/25/2011             4.63732
 7/25/2011             4.64480
 8/25/2011             4.65122
 9/25/2011             4.65939
10/25/2011             4.66760
11/25/2011             4.67574
12/25/2011             4.68441
 1/25/2012             4.69391
 2/25/2012             4.70364
 3/25/2012             4.71280
 4/25/2012             4.72356
 5/25/2012             4.73393
 6/25/2012             4.74619
 7/25/2012             4.75539
 8/25/2012             4.76639
 9/25/2012             4.77708
10/25/2012             4.78580
11/25/2012             4.79559
12/25/2012             4.80468
 1/25/2013             4.81294
 2/25/2013             4.82239
 3/25/2013             4.82862
 4/25/2013             4.83594
 5/25/2013             4.84317
 6/25/2013             4.85172
 7/25/2013             4.85937
 8/25/2013             4.86842
 9/25/2013             4.87700
10/25/2013             4.88501
11/25/2013             4.89451
12/25/2013             4.90099
 1/25/2014             4.90976
 2/25/2014             4.91830
 3/25/2014             4.92467
 4/25/2014             4.93271
 5/25/2014             4.94023
 6/25/2014             4.94921
 7/25/2014             4.95882
 8/25/2014             4.96948
 9/25/2014             4.97696


10/25/2014             4.98511
11/25/2014             4.99338
12/25/2014             4.99918
 1/25/2015             5.00598
 2/25/2015             5.01166
 3/25/2015             5.01542
 4/25/2015             5.02068
 5/25/2015             5.02529
 6/25/2015             5.02832
 7/25/2015             5.03509
 8/25/2015             5.04203
 9/25/2015             5.04731
10/25/2015             5.05286
11/25/2015             5.05862
12/25/2015             5.06342
 1/25/2016             5.06955
 2/25/2016             5.07286
 3/25/2016             5.07706
 4/25/2016             5.08273
 5/25/2016             5.08487
 6/25/2016             5.09025
 7/25/2016             5.09584
 8/25/2016             5.09972
 9/25/2016             5.10520
10/25/2016             5.11001
11/25/2016             5.11426
12/25/2016             5.11869
 1/25/2017             5.12344
 2/25/2017             5.12779
 3/25/2017             5.13072
 4/25/2017             5.13617
 5/25/2017             5.13901
 6/25/2017             5.14450
 7/25/2017             5.15018
 8/25/2017             5.15498
 9/25/2017             5.16099
10/25/2017             5.16347
11/25/2017             5.16879
12/25/2017             5.17246
 1/25/2018             5.17400
 2/25/2018             5.17769
 3/25/2018             5.17876
 4/25/2018             5.18167
 5/25/2018             5.18276
 6/25/2018             5.18675
 7/25/2018             5.18904
 8/25/2018             5.19371
 9/25/2018             5.19739
10/25/2018             5.19899
11/25/2018             5.20195
12/25/2018             5.20376
 1/25/2019             5.20468
 2/25/2019             5.20665
 3/25/2019             5.20510
 4/25/2019             5.20536
 5/25/2019             5.20517
 6/25/2019             5.20666
 7/25/2019             5.20769


 8/25/2019             5.21014
 9/25/2019             5.21147
10/25/2019             5.21197
11/25/2019             5.21355
12/25/2019             5.21168
 1/25/2020             5.21240
 2/25/2020             5.21190
 3/25/2020             5.20914
 4/25/2020             5.20863
 5/25/2020             5.20715
 6/25/2020             5.20403
 7/25/2020             5.20489
 8/25/2020             5.20570
 9/25/2020             5.20496
10/25/2020             5.20492
11/25/2020             5.20519
12/25/2020             5.20466
 1/25/2021             5.20558
 2/25/2021             5.20381
 3/25/2021             5.20314
 4/25/2021             5.20391
 5/25/2021             5.20348
 6/25/2021             5.20263
 7/25/2021             5.20211
 8/25/2021             5.20191
 9/25/2021             5.20126
10/25/2021             5.20092
11/25/2021             5.19905
12/25/2021             5.19866
 1/25/2022             5.19854
 2/25/2022             5.19687
 3/25/2022             5.19521
 4/25/2022             5.19607
 5/25/2022             5.19313
 6/25/2022             5.19317
 7/25/2022             5.19233
 8/25/2022             5.18998
 9/25/2022             5.18947
10/25/2022             5.18811
11/25/2022             5.18635
12/25/2022             5.18493
 1/25/2023             5.18381
 2/25/2023             5.18223
 3/25/2023             5.17957
 4/25/2023             5.17942
 5/25/2023             5.17660
 6/25/2023             5.17561
 7/25/2023             5.17376
 8/25/2023             5.17152
 9/25/2023             5.17064
10/25/2023             5.16681
11/25/2023             5.16629
12/25/2023             5.16443
 1/25/2024             5.16010
 2/25/2024             5.15949
 3/25/2024             5.15720
 4/25/2024             5.15420
 5/25/2024             5.15229



 6/25/2024             5.15058
 7/25/2024             5.14701
 8/25/2024             5.14527
 9/25/2024             5.14266
10/25/2024             5.13966
11/25/2024             5.13799
12/25/2024             5.13343
 1/25/2025             5.13183
 2/25/2025             5.12926
 3/25/2025             5.12495
 4/25/2025             5.12288
 5/25/2025             5.11993
 6/25/2025             5.11732
 7/25/2025             5.11411
 8/25/2025             5.11230
 9/25/2025             5.10804
10/25/2025             5.10576
11/25/2025             5.10375
12/25/2025             5.10002
 1/25/2026             5.09817
 2/25/2026             5.09555
 3/25/2026             5.09202
 4/25/2026             5.09068
 5/25/2026             5.08850
 6/25/2026             5.08500
 7/25/2026             5.08306
 8/25/2026             5.08139
 9/25/2026             5.07833
10/25/2026             5.07610
11/25/2026             5.07423
12/25/2026             5.07168
 1/25/2027             5.07053
 2/25/2027             5.06696
 3/25/2027             5.06467
 4/25/2027             5.06376
 5/25/2027             5.06173
 6/25/2027             5.05941
 7/25/2027             5.05752
 8/25/2027             5.05600
 9/25/2027             5.05412
10/25/2027             5.05261
11/25/2027             5.04978
12/25/2027             5.04846
 1/25/2028             5.04745
 2/25/2028             5.04507
 3/25/2028             5.04315
 4/25/2028             5.04264
 5/25/2028             5.04004
 6/25/2028             5.03927
 7/25/2028             5.03779
 8/25/2028             5.03602
 9/25/2028             5.03565
10/25/2028             5.03254
11/25/2028             5.03234
12/25/2028             5.03138
 1/25/2029             5.02910
 2/25/2029             5.02863
 3/25/2029             5.02647


 4/25/2029             5.02644
 5/25/2029             5.02502
 6/25/2029             5.02499
 7/25/2029             5.02225
 8/25/2029             5.02237
 9/25/2029             5.02177
10/25/2029             5.01983
11/25/2029             5.01970
12/25/2029             5.01889
 1/25/2030             5.01777
 2/25/2030             5.01807
 3/25/2030             5.01563
 4/25/2030             5.01537
 5/25/2030             5.01513
 6/25/2030             5.01454
 7/25/2030             5.01154
 8/25/2030             5.01033
 9/25/2030             5.00839
10/25/2030             5.00616
11/25/2030             5.00529
12/25/2030             5.00173
 1/25/2031             5.00103
 2/25/2031             4.99954
 3/25/2031             4.99643
 4/25/2031             4.99548
 5/25/2031             4.99381
 6/25/2031             4.99249
 7/25/2031             4.99049
 8/25/2031             4.98986
 9/25/2031             4.98686
10/25/2031             4.98569
11/25/2031             4.98481
12/25/2031             4.98226
 1/25/2032             4.98149
 2/25/2032             4.98000
 3/25/2032             4.97790
 4/25/2032             4.97720
 5/25/2032             4.97579
 6/25/2032             4.97409
 7/25/2032             4.97278
 8/25/2032             4.97182
 9/25/2032             4.97052
10/25/2032             4.96956
11/25/2032             4.96731
12/25/2032             4.96649
 1/25/2033             4.96598
 2/25/2033             4.96413
 3/25/2033             4.96238
 4/25/2033             4.96299
 5/25/2033             4.96022
 6/25/2033             4.96023
 7/25/2033             4.95952
 8/25/2033             4.95750
 9/25/2033             4.95724
10/25/2033             4.95628
11/25/2033             4.95503
12/25/2033             4.95415
 1/25/2034             4.95363



 2/25/2034             4.95279
 3/25/2034             4.95098
 4/25/2034             4.95157
 5/25/2034             4.94980
 6/25/2034             4.94976
 7/25/2034             4.94904
 8/25/2034             4.94802
 9/25/2034             4.94837
10/25/2034             4.94604
11/25/2034             4.94648
12/25/2034             4.94623
 1/25/2035             4.94466
 2/25/2035             4.94483
 3/25/2035             4.94333
 4/25/2035             4.94390
 5/25/2035             4.94311
 6/25/2035             4.94300
 7/25/2035             4.93956




GSAA 2005-07
     TIAA Stress Runs
       |X|  The Pricing Prepayment Assumptions (as defined on page 3 above) are applied // Start at 10CPR to 25CPR over 12 month and 25CPR thereafter
       |X|  100% advancing of principal and interest
       |X|  There is a 12 month lag in recoveries
       |X|  Priced at Par to maturity
       |X|  Failing trigger from day one
       |X|  Based on preliminary spreads and balances
       |X|  1 month Libor forward curve as of 05/19/2005 close



            ------------------------------------------------------------------------------------------------------
                                                              First Dollar Loss           0% Return
            ------------------------------------------------------------------------------------------------------
                    Class AF4        CDR (%)                                     6.79                     17.07
                                     Yield (%)                                 5.2667                    0.0007
            50% Severity             WAL (years)                                 7.94                     11.75
                                     Modified Duration                           6.22                      3.85
                                     Principal Window                   May10 - Nov34             Aug07 - Apr14
                                     Principal Writedown             16,982.56 (0.03%)    20,666,539.65 (31.06%)
                                     Total Collat Loss           68,615,042.66 (9.78%)   138,600,413.26 (19.76%)
            ------------------------------------------------------------------------------------------------------
                    Class AF4        CDR (%)                                     5.55                     14.09
                                     Yield (%)                                 5.2658                    0.0009
            60% Severity             WAL (years)                                 8.32                     12.25
                                     Modified Duration                           6.44                      4.00
                                     Principal Window                   Jul10 - Jun32             Aug07 - Jul14
                                     Principal Writedown            145,949.99 (0.22%)    21,788,497.49 (32.75%)
                                     Total Collat Loss           69,343,176.41 (9.89%)   145,579,864.90 (20.76%)
            ------------------------------------------------------------------------------------------------------



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSAA-05-07 Excess Spread Table
  |X|         The Pricing Prepayment Assumptions (as defined on page 3 above) are applied // Start at 10CPR to 25CPR over
              12 month and 25CPR thereafter
  |X|         100% advancing of principal and interest
  |X|         Priced to maturity
  |X|         Failing trigger from day one
  |X|         Based on preliminary spreads and balances
  |X|         Zero CDR
  |X|         1 month Libor forward curve as of 05/19/2005 close

--------------------------------------------------
Period        Date        Excess Spread
         1        7/25/05            2.36209         No securities are being offered by these summary materials. If the securities
         2        8/25/05            2.00552         described herein or other securities are ultimately offered, they will be
         3        9/25/05            1.95886         offered only pursuant to a definitive offering circular, and prospective
         4       10/25/05            1.96050         investors who consider purchasing any such securities should make their
         5       11/25/05            1.86248         investment decision based only upon the information provided therein and
         6       12/25/05            1.88538         consultation with their own advisers. This material is for your private
         7        1/25/06            1.78035         information and we are not soliciting any action based upon it. This material
         8        2/25/06            1.78482         is not to be construed as an offer to sell or the solicitation of any offer to
         9        3/25/06            1.89648         buy any security in any jurisdiction where such an offer or solicitation would
        10        4/25/06            1.73360         be illegal. This material is based on information that we consider reliable,
        11        5/25/06            1.75396         but we do not represent that it is accurate or complete and it should not be
        12        6/25/06            1.69521         relied upon as such. By accepting this material the recipient agrees that it
        13        7/25/06            1.71773         will not distribute or provide the material to any other person. The
        14        8/25/06            1.66550         information contained in this material may not pertain to any securities that
        15        9/25/06            1.65107         will actually be sold. The information contained in this material may be based
        16       10/25/06            1.66764         on assumptions regarding market conditions and other matters as reflected
        17       11/25/06            1.62556         therein. We make no representations regarding the reasonableness of such
        18       12/25/06            1.64116         assumptions or the likelihood that any of such assumptions will coincide with
        19        1/25/07            1.59759         actual market conditions or events, and this material should not be relied
        20        2/25/07            1.59969         upon for such purposes. We and our affiliates, officers, directors, partners
        21        3/25/07            1.63832         and employees, including persons involved in the preparation or issuance of
        22        4/25/07            1.58347         this material may, from time to time, have long or short positions in, and buy
        23        5/25/07            1.58510         or sell, the securities mentioned herein or derivatives thereof (including
        24        6/25/07            1.56926         options). This material may be filed within the Securities and Exchange
        25        7/25/07            1.56463         Commission (the "SEC") and incorporated by reference into an effective
        26        8/25/07            1.55608         registration statement previously filed with the SEC under Rule 415 of the
        27        9/25/07            1.54974         Securities Act of 1933, including in cases where the material does not pertain
        28       10/25/07            1.54324         to securities that are ultimately offered for sale pursuant to such
        29       11/25/07            1.53656         registration statement. Information contained in this material is current as
        30       12/25/07            1.52971         of the date appearing on this material only. Information in this material
        31        1/25/08            1.52267         regarding the assets backing any securities discussed herein supersedes all
        32        2/25/08            1.51545         prior information regarding such assets. Any information in the material,
        33        3/25/08            1.50803         whether regarding the assets backing any securities discussed herein or
        34        4/25/08            1.50041         otherwise, will be superseded by the information included in the final
        35        5/25/08            1.49260         prospectus for any securities actually sold to you. Goldman Sachs does not
        36        6/25/08            1.48457         provide accounting, tax or legal advice. Subject to applicable law, you may
        37        7/25/08            1.47633         disclose any and all aspects of any potential transaction or structure
        38        8/25/08            1.46873         described herein that are necessary to support any U.S. federal income tax
        39        9/25/08            1.46095         benefits, without Goldman Sachs imposing any limitation of any kind.
        40       10/25/08            1.45297



        41       11/25/08            1.44479
        42       12/25/08            1.43641
        43        1/25/09            1.42782
        44        2/25/09            1.41902
        45        3/25/09            1.40999
        46        4/25/09            1.40074
        47        5/25/09            1.39125
        48        6/25/09            1.38153
        49        7/25/09            1.37296
        50        8/25/09            1.37092
        51        9/25/09            1.36882
        52       10/25/09            1.36665
        53       11/25/09            1.36441
        54       12/25/09            1.36211
        55        1/25/10            1.35973
        56        2/25/10            1.35728
        57        3/25/10            1.35475
        58        4/25/10            1.35215
        59        5/25/10            1.34946
        60        6/25/10            1.34669
        61        7/25/10            1.34559
        62        8/25/10            1.34786
        63        9/25/10            1.35016
        64       10/25/10            1.35250
        65       11/25/10            1.35487
        66       12/25/10            1.35728
        67        1/25/11            1.35972
        68        2/25/11            1.36219
        69        3/25/11            1.36470
        70        4/25/11            1.36725
        71        5/25/11            1.36984
        72        6/25/11            1.37246
        73        7/25/11            1.37511
        74        8/25/11            1.37684
        75        9/25/11            1.37862
        76       10/25/11            1.38044
        77       11/25/11            1.38231
        78       12/25/11            1.38423
        79        1/25/12            1.38620
        80        2/25/12            1.38822
        81        3/25/12            1.39029
        82        4/25/12            1.39242
        83        5/25/12            1.39461
        84        6/25/12            1.39686
        85        7/25/12            1.39916
        86        8/25/12            1.39562
        87        9/25/12            1.39197
        88       10/25/12            1.38822
        89       11/25/12            1.38435
        90       12/25/12            1.38149



        91        1/25/13            1.37994
        92        2/25/13            1.37959
        93        3/25/13            1.38035
        94        4/25/13            0.88212
        95        5/25/13            0.88484
        96        6/25/13            0.88841
        97        7/25/13            0.89276
        98        8/25/13            0.89783
        99        9/25/13            0.90356
       100       10/25/13            0.90987
       101       11/25/13            0.91673
       102       12/25/13            0.92407
       103        1/25/14            0.93186
       104        2/25/14            0.94004
       105        3/25/14            0.94858
       106        4/25/14            0.95744
       107        5/25/14            0.96659
       108        6/25/14            0.97497
       109        7/25/14            0.98167
       110        8/25/14            0.98857
       111        9/25/14            0.99568
       112       10/25/14            1.00302
       113       11/25/14            1.01058
       114       12/25/14            1.01837
       115        1/25/15            1.02641
       116        2/25/15            1.03471
       117        3/25/15            1.04376
       118        4/25/15            1.05417
       119        5/25/15            1.06492
       120        6/25/15            1.07602
       121        7/25/15            1.08748
       122        8/25/15            1.09933
       123        9/25/15            1.11158
       124       10/25/15            1.12425
       125       11/25/15            1.13734
       126       12/25/15            1.15089
       127        1/25/16            1.16490
       128        2/25/16            1.18020
       129        3/25/16            1.19675
       130        4/25/16            1.21389
       131        5/25/16            1.23164
       132        6/25/16            1.25003
       133        7/25/16            1.26909
       134        8/25/16            1.28884
       135        9/25/16            1.31096
       136       10/25/16            1.33547
       137       11/25/16            1.36090
       138       12/25/16            1.38731
       139        1/25/17            1.41473
       140        2/25/17            1.44322


       141        3/25/17            1.47283
       142        4/25/17            1.50362
       143        5/25/17            1.53565
       144        6/25/17            1.57048
       145        7/25/17            1.60687
       146        8/25/17            1.64477
       147        9/25/17            1.68427
       148       10/25/17            1.72546
       149       11/25/17            1.76844
       150       12/25/17            1.81330
       151        1/25/18            1.86016
       152        2/25/18            1.90914
       153        3/25/18            1.96480
       154        4/25/18            2.02559
       155        5/25/18            2.08925
       156        6/25/18            2.15598
       157        7/25/18            2.22596
       158        8/25/18            2.29943
       159        9/25/18            2.38197
       160       10/25/18            2.46880
       161       11/25/18            2.56020
       162       12/25/18            2.65649
       163        1/25/19            2.75805
       164        2/25/19            2.86527
       165        3/25/19            2.97990
       166        4/25/19            3.10362
       167        5/25/19            3.23471
       168        6/25/19            3.37382
       169        7/25/19            3.52164
       170        8/25/19            3.67983
       171        9/25/19            3.84760
       172       10/25/19            4.04090
       173       11/25/19            4.28249
       174       12/25/19            4.51189
       175        1/25/20            4.75329
       176        2/25/20            5.01357
       177        3/25/20            5.29318
       178        4/25/20            5.59266
       179        5/25/20            5.91700
       180        6/25/20            6.27370
       181        7/25/20            6.66283
       182        8/25/20            7.08834
       183        9/25/20            7.55540
       184       10/25/20            8.07020
       185       11/25/20            8.64026
       186       12/25/20            9.27472
       187        1/25/21            9.98487
       188        2/25/21           10.78481
       189        3/25/21           11.69236
       190        4/25/21           12.73040


       191        5/25/21           13.92876
       192        6/25/21           15.32714
       193        7/25/21           16.97953
       194        8/25/21           18.96121
       195        9/25/21           21.38053
       196       10/25/21           24.39920
       197       11/25/21           28.26979
       198       12/25/21           33.40994
       199        1/25/22           40.56361
       200        2/25/22           51.19710
       201        3/25/22           68.65695
       202        4/25/22          102.60506
       203        5/25/22          197.22362
       204        6/25/22         1874.79137
       205        7/25/22                N/A
       206        8/25/22                N/A
       207        9/25/22                N/A
       208       10/25/22                N/A
       209       11/25/22                N/A
       210       12/25/22                N/A
       211        1/25/23                N/A
       212        2/25/23                N/A
       213        3/25/23                N/A
       214        4/25/23                N/A
       215        5/25/23                N/A
       216        6/25/23                N/A
       217        7/25/23                N/A
       218        8/25/23                N/A
       219        9/25/23                N/A
       220       10/25/23                N/A
       221       11/25/23                N/A
       222       12/25/23                N/A
       223        1/25/24                N/A
       224        2/25/24                N/A
       225        3/25/24                N/A
       226        4/25/24                N/A
       227        5/25/24                N/A
       228        6/25/24                N/A
       229        7/25/24                N/A
       230        8/25/24                N/A
       231        9/25/24                N/A
       232       10/25/24                N/A
       233       11/25/24                N/A
       234       12/25/24                N/A
       235        1/25/25                N/A
       236        2/25/25                N/A
       237        3/25/25                N/A
       238        4/25/25                N/A
       239        5/25/25                N/A
       240        6/25/25                N/A


       241        7/25/25                N/A
       242        8/25/25                N/A
       243        9/25/25                N/A
       244       10/25/25                N/A
       245       11/25/25                N/A
       246       12/25/25                N/A
       247        1/25/26                N/A
       248        2/25/26                N/A
       249        3/25/26                N/A
       250        4/25/26                N/A
       251        5/25/26                N/A
       252        6/25/26                N/A
       253        7/25/26                N/A
       254        8/25/26                N/A
       255        9/25/26                N/A
       256       10/25/26                N/A
       257       11/25/26                N/A
       258       12/25/26                N/A
       259        1/25/27                N/A
       260        2/25/27                N/A
       261        3/25/27                N/A
       262        4/25/27                N/A
       263        5/25/27                N/A
       264        6/25/27                N/A
       265        7/25/27                N/A
       266        8/25/27                N/A
       267        9/25/27                N/A
       268       10/25/27                N/A
       269       11/25/27                N/A
       270       12/25/27                N/A
       271        1/25/28                N/A
       272        2/25/28                N/A
       273        3/25/28                N/A
       274        4/25/28                N/A
       275        5/25/28                N/A
       276        6/25/28                N/A
       277        7/25/28                N/A
       278        8/25/28                N/A
       279        9/25/28                N/A
       280       10/25/28                N/A
       281       11/25/28                N/A
       282       12/25/28                N/A
       283        1/25/29                N/A
       284        2/25/29                N/A
       285        3/25/29                N/A
       286        4/25/29                N/A
       287        5/25/29                N/A
       288        6/25/29                N/A
       289        7/25/29                N/A
       290        8/25/29                N/A


       291        9/25/29                N/A
       292       10/25/29                N/A
       293       11/25/29                N/A
       294       12/25/29                N/A
       295        1/25/30                N/A
       296        2/25/30                N/A
       297        3/25/30                N/A
       298        4/25/30                N/A
       299        5/25/30                N/A
       300        6/25/30                N/A
       301        7/25/30                N/A
       302        8/25/30                N/A
       303        9/25/30                N/A
       304       10/25/30                N/A
       305       11/25/30                N/A
       306       12/25/30                N/A
       307        1/25/31                N/A
       308        2/25/31                N/A
       309        3/25/31                N/A
       310        4/25/31                N/A
       311        5/25/31                N/A
       312        6/25/31                N/A
       313        7/25/31                N/A
       314        8/25/31                N/A
       315        9/25/31                N/A
       316       10/25/31                N/A
       317       11/25/31                N/A
       318       12/25/31                N/A
       319        1/25/32                N/A
       320        2/25/32                N/A
       321        3/25/32                N/A
       322        4/25/32                N/A
       323        5/25/32                N/A
       324        6/25/32                N/A
       325        7/25/32                N/A
       326        8/25/32                N/A
       327        9/25/32                N/A
       328       10/25/32                N/A
       329       11/25/32                N/A
       330       12/25/32                N/A
       331        1/25/33                N/A
       332        2/25/33                N/A
       333        3/25/33                N/A
       334        4/25/33                N/A
       335        5/25/33                N/A
       336        6/25/33                N/A
       337        7/25/33                N/A
       338        8/25/33                N/A
       339        9/25/33                N/A
       340       10/25/33                N/A


       341       11/25/33                N/A
       342       12/25/33                N/A
       343        1/25/34                N/A
       344        2/25/34                N/A
       345        3/25/34                N/A
       346        4/25/34                N/A
       347        5/25/34                N/A
       348        6/25/34                N/A
       349        7/25/34                N/A
       350        8/25/34                N/A
       351        9/25/34                N/A
       352       10/25/34                N/A
       353       11/25/34                N/A
       354       12/25/34                N/A
       355        1/25/35                N/A
       356        2/25/35                N/A
--------------------------------------------------



GSAA-05-07 Collateral Net WAC Table

|X|   The Pricing Prepayment Assumptions (as defined on page 3 above) are applied // Start at 10CPR to 25CPR over 12 month and 25CPR thereafter
|X|   100% advancing of principal and interest
|X|   Priced to maturity
|X|   Failing trigger from day one
|X|   Based on preliminary spreads and balances
|X|   Zero CDR
|X|   1 month Libor equal to 20% from day one
|X|   30/360 Day count

-----------------------------------------
Period    Date         Collateral Net WAC
       1     7/25/05               6.29957     No securities are being offered by these summary materials. If the securities
       2     8/25/05               6.29962     described herein or other securities are ultimately offered, they will be
       3     9/25/05               6.29968     offered only pursuant to a definitive offering circular, and prospective
       4    10/25/05               6.29974     investors who consider purchasing any such securities should make their
       5    11/25/05               6.29979     investment decision based only upon the information provided therein and
       6    12/25/05               6.29986     consultation with their own advisers. This material is for your private
       7     1/25/06               6.29991     information and we are not soliciting any action based upon it. This material
       8     2/25/06               6.29998     is not to be construed as an offer to sell or the solicitation of any offer to
       9     3/25/06               6.30009     buy any security in any jurisdiction where such an offer or solicitation would
      10     4/25/06               6.30021     be illegal. This material is based on information that we consider reliable,
      11     5/25/06               6.30032     but we do not represent that it is accurate or complete and it should not be
      12     6/25/06               6.30044     relied upon as such. By accepting this material the recipient agrees that it
      13     7/25/06               6.30055     will not distribute or provide the material to any other person. The
      14     8/25/06               6.30067     information contained in this material may not pertain to any securities that
      15     9/25/06               6.30078     will actually be sold. The information contained in this material may be based
      16    10/25/06               6.30090     on assumptions regarding market conditions and other matters as reflected
      17    11/25/06               6.30102     therein. We make no representations regarding the reasonableness of such
      18    12/25/06               6.30114     assumptions or the likelihood that any of such assumptions will coincide with
      19     1/25/07               6.30126     actual market conditions or events, and this material should not be relied
      20     2/25/07               6.30138     upon for such purposes. We and our affiliates, officers, directors, partners
      21     3/25/07               6.30150     and employees, including persons involved in the preparation or issuance of
      22     4/25/07               6.30163     this material may, from time to time, have long or short positions in, and buy
      23     5/25/07               6.30175     or sell, the securities mentioned herein or derivatives thereof (including
      24     6/25/07               6.30187     options). This material may be filed within the Securities and Exchange
      25     7/25/07               6.30200     Commission (the "SEC") and incorporated by reference into an effective
      26     8/25/07               6.30213     registration statement previously filed with the SEC under Rule 415 of the
      27     9/25/07               6.30225     Securities Act of 1933, including in cases where the material does not pertain
      28    10/25/07               6.30238     to securities that are ultimately offered for sale pursuant to such
      29    11/25/07               6.30251     registration statement. Information contained in this material is current as
      30    12/25/07               6.30264     of the date appearing on this material only. Information in this material
      31     1/25/08               6.30277     regarding the assets backing any securities discussed herein supersedes all
      32     2/25/08               6.30290     prior information regarding such assets. Any information in the material,
      33     3/25/08               6.30303     whether regarding the assets backing any securities discussed herein or
      34     4/25/08               6.30317     otherwise, will be superseded by the information included in the final
      35     5/25/08               6.30330     prospectus for any securities actually sold to you. Goldman Sachs does not
      36     6/25/08               6.30344     provide accounting, tax or legal advice. Subject to applicable law, you may
      37     7/25/08               6.30357     disclose any and all aspects of any potential transaction or structure
      38     8/25/08               6.30371     described herein that are necessary to support any U.S. federal income tax
      39     9/25/08               6.30385     benefits, without Goldman Sachs imposing any limitation of any kind.


      40    10/25/08               6.30399
      41    11/25/08               6.30413
      42    12/25/08               6.30427
      43     1/25/09               6.30441
      44     2/25/09               6.30456
      45     3/25/09               6.30470
      46     4/25/09               6.30485
      47     5/25/09               6.30499
      48     6/25/09               6.30514
      49     7/25/09               6.30529
      50     8/25/09               6.30544
      51     9/25/09               6.30559
      52    10/25/09               6.30574
      53    11/25/09               6.30590
      54    12/25/09               6.30605
      55     1/25/10               6.30621
      56     2/25/10               6.30636
      57     3/25/10               6.30652
      58     4/25/10               6.30668
      59     5/25/10               6.30684
      60     6/25/10               6.30700
      61     7/25/10               6.30717
      62     8/25/10               6.30733
      63     9/25/10               6.30750
      64    10/25/10               6.30766
      65    11/25/10               6.30783
      66    12/25/10               6.30800
      67     1/25/11               6.30817
      68     2/25/11               6.30834
      69     3/25/11               6.30851
      70     4/25/11               6.30869
      71     5/25/11               6.30887
      72     6/25/11               6.30904
      73     7/25/11               6.30922
      74     8/25/11               6.30940
      75     9/25/11               6.30958
      76    10/25/11               6.30977
      77    11/25/11               6.30995
      78    12/25/11               6.31014
      79     1/25/12               6.31032
      80     2/25/12               6.31051
      81     3/25/12               6.31070
      82     4/25/12               6.31090
      83     5/25/12               6.31109
      84     6/25/12               6.31128
      85     7/25/12               6.31148
      86     8/25/12               6.31168
      87     9/25/12               6.31188
      88    10/25/12               6.31208
      89    11/25/12               6.31228
      90    12/25/12               6.31249



      91     1/25/13               6.31269
      92     2/25/13               6.31290
      93     3/25/13               6.31311
      94     4/25/13               6.31333
      95     5/25/13               6.31354
      96     6/25/13               6.31375
      97     7/25/13               6.31397
      98     8/25/13               6.31419
      99     9/25/13               6.31441
     100    10/25/13               6.31463
     101    11/25/13               6.31486
     102    12/25/13               6.31509
     103     1/25/14               6.31531
     104     2/25/14               6.31554
     105     3/25/14               6.31578
     106     4/25/14               6.31601
     107     5/25/14               6.31625
     108     6/25/14               6.31649
     109     7/25/14               6.31673
     110     8/25/14               6.31697
     111     9/25/14               6.31722
     112    10/25/14               6.31746
     113    11/25/14               6.31771
     114    12/25/14               6.31797
     115     1/25/15               6.31822
     116     2/25/15               6.31848
     117     3/25/15               6.31872
     118     4/25/15               6.31897
     119     5/25/15               6.31922
     120     6/25/15               6.31947
     121     7/25/15               6.31972
     122     8/25/15               6.31998
     123     9/25/15               6.32024
     124    10/25/15               6.32050
     125    11/25/15               6.32077
     126    12/25/15               6.32103
     127     1/25/16               6.32130
     128     2/25/16               6.32158
     129     3/25/16               6.32185
     130     4/25/16               6.32213
     131     5/25/16               6.32241
     132     6/25/16               6.32269
     133     7/25/16               6.32298
     134     8/25/16               6.32327
     135     9/25/16               6.32356
     136    10/25/16               6.32386
     137    11/25/16               6.32416
     138    12/25/16               6.32446
     139     1/25/17               6.32476
     140     2/25/17               6.32507
     141     3/25/17               6.32538


     142     4/25/17               6.32570
     143     5/25/17               6.32602
     144     6/25/17               6.32634
     145     7/25/17               6.32666
     146     8/25/17               6.32699
     147     9/25/17               6.32732
     148    10/25/17               6.32766
     149    11/25/17               6.32800
     150    12/25/17               6.32834
     151     1/25/18               6.32869
     152     2/25/18               6.32904
     153     3/25/18               6.32940
     154     4/25/18               6.32975
     155     5/25/18               6.33012
     156     6/25/18               6.33049
     157     7/25/18               6.33086
     158     8/25/18               6.33123
     159     9/25/18               6.33161
     160    10/25/18               6.33200
     161    11/25/18               6.33239
     162    12/25/18               6.33278
     163     1/25/19               6.33318
     164     2/25/19               6.33358
     165     3/25/19               6.33399
     166     4/25/19               6.33440
     167     5/25/19               6.33482
     168     6/25/19               6.33524
     169     7/25/19               6.33567
     170     8/25/19               6.33592
     171     9/25/19               6.33636
     172    10/25/19               6.33680
     173    11/25/19               6.32601
     174    12/25/19               6.32645
     175     1/25/20               6.32659
     176     2/25/20               6.32662
     177     3/25/20               6.32675
     178     4/25/20               6.32676
     179     5/25/20               6.32676
     180     6/25/20               6.32676
     181     7/25/20               6.32677
     182     8/25/20               6.32677
     183     9/25/20               6.32677
     184    10/25/20               6.32678
     185    11/25/20               6.32678
     186    12/25/20               6.32678
     187     1/25/21               6.32679
     188     2/25/21               6.32679
     189     3/25/21               6.32679
     190     4/25/21               6.32680
     191     5/25/21               6.32680
     192     6/25/21               6.32680


     193     7/25/21               6.32681
     194     8/25/21               6.32681
     195     9/25/21               6.32681
     196    10/25/21               6.32682
     197    11/25/21               6.32682
     198    12/25/21               6.32682
     199     1/25/22               6.32682
     200     2/25/22               6.32683
     201     3/25/22               6.32683
     202     4/25/22               6.32683
     203     5/25/22               6.32684
     204     6/25/22               6.32684
     205     7/25/22               6.32684
     206     8/25/22               6.32685
     207     9/25/22               6.32685
     208    10/25/22               6.32685
     209    11/25/22               6.32685
     210    12/25/22               6.32686
     211     1/25/23               6.32686
     212     2/25/23               6.32686
     213     3/25/23               6.32686
     214     4/25/23               6.32687
     215     5/25/23               6.32687
     216     6/25/23               6.32687
     217     7/25/23               6.32687
     218     8/25/23               6.32688
     219     9/25/23               6.32688
     220    10/25/23               6.32688
     221    11/25/23               6.32688
     222    12/25/23               6.32689
     223     1/25/24               6.32689
     224     2/25/24               6.32689
     225     3/25/24               6.32689
     226     4/25/24               6.32689
     227     5/25/24               6.32690
     228     6/25/24               6.32690
     229     7/25/24               6.32690
     230     8/25/24               6.32690
     231     9/25/24               6.32690
     232    10/25/24               6.32690
     233    11/25/24               6.32691
     234    12/25/24               6.32691
     235     1/25/25               6.32691
     236     2/25/25               6.32691
     237     3/25/25               6.32691
     238     4/25/25               6.32691
     239     5/25/25               6.32691
     240     6/25/25               6.32691
     241     7/25/25               6.32691
     242     8/25/25               6.32691
     243     9/25/25               6.32692

     244    10/25/25               6.32692
     245    11/25/25               6.32692
     246    12/25/25               6.32692
     247     1/25/26               6.32692
     248     2/25/26               6.32692
     249     3/25/26               6.32692
     250     4/25/26               6.32692
     251     5/25/26               6.32692
     252     6/25/26               6.32691
     253     7/25/26               6.32691
     254     8/25/26               6.32691
     255     9/25/26               6.32691
     256    10/25/26               6.32691
     257    11/25/26               6.32691
     258    12/25/26               6.32691
     259     1/25/27               6.32691
     260     2/25/27               6.32690
     261     3/25/27               6.32690
     262     4/25/27               6.32690
     263     5/25/27               6.32690
     264     6/25/27               6.32690
     265     7/25/27               6.32689
     266     8/25/27               6.32689
     267     9/25/27               6.32689
     268    10/25/27               6.32688
     269    11/25/27               6.32688
     270    12/25/27               6.32688
     271     1/25/28               6.32687
     272     2/25/28               6.32687
     273     3/25/28               6.32686
     274     4/25/28               6.32686
     275     5/25/28               6.32685
     276     6/25/28               6.32685
     277     7/25/28               6.32684
     278     8/25/28               6.32683
     279     9/25/28               6.32683
     280    10/25/28               6.32682
     281    11/25/28               6.32681
     282    12/25/28               6.32680
     283     1/25/29               6.32680
     284     2/25/29               6.32679
     285     3/25/29               6.32678
     286     4/25/29               6.32677
     287     5/25/29               6.32676
     288     6/25/29               6.32675
     289     7/25/29               6.32673
     290     8/25/29               6.32672
     291     9/25/29               6.32671
     292    10/25/29               6.32670
     293    11/25/29               6.32668
     294    12/25/29               6.32667


     295     1/25/30               6.32665
     296     2/25/30               6.32664
     297     3/25/30               6.32662
     298     4/25/30               6.32660
     299     5/25/30               6.32658
     300     6/25/30               6.32656
     301     7/25/30               6.32654
     302     8/25/30               6.32652
     303     9/25/30               6.32650
     304    10/25/30               6.32647
     305    11/25/30               6.32645
     306    12/25/30               6.32642
     307     1/25/31               6.32639
     308     2/25/31               6.32636
     309     3/25/31               6.32633
     310     4/25/31               6.32630
     311     5/25/31               6.32627
     312     6/25/31               6.32623
     313     7/25/31               6.32619
     314     8/25/31               6.32615
     315     9/25/31               6.32610
     316    10/25/31               6.32606
     317    11/25/31               6.32601
     318    12/25/31               6.32596
     319     1/25/32               6.32590
     320     2/25/32               6.32584
     321     3/25/32               6.32578
     322     4/25/32               6.32571
     323     5/25/32               6.32564
     324     6/25/32               6.32556
     325     7/25/32               6.32548
     326     8/25/32               6.32539
     327     9/25/32               6.32529
     328    10/25/32               6.32519
     329    11/25/32               6.32507
     330    12/25/32               6.32495
     331     1/25/33               6.32482
     332     2/25/33               6.32467
     333     3/25/33               6.32451
     334     4/25/33               6.32434
     335     5/25/33               6.32415
     336     6/25/33               6.32393
     337     7/25/33               6.32369
     338     8/25/33               6.32343
     339     9/25/33               6.32313
     340    10/25/33               6.32279
     341    11/25/33               6.32240
     342    12/25/33               6.32195
     343     1/25/34               6.32142
     344     2/25/34               6.32080
     345     3/25/34               6.32006


     346     4/25/34               6.31916
     347     5/25/34               6.31805
     348     6/25/34               6.31662
     349     7/25/34               6.31474
     350     8/25/34               6.31215
     351     9/25/34               6.30836
     352    10/25/34               6.30228
     353    11/25/34               6.29098
     354    12/25/34               6.26261
     355     1/25/35               6.24972
     356     2/25/35               6.19198
------------------







